Virtus AlphaSimplex Global Alternatives Fund (the “Fund”),

a series of Virtus Alternative Solutions Trust

Supplement dated September 5, 2023, to the Fund’s Summary Prospectus and the

Virtus Alternative Solutions Trust Statutory Prospectus and Statement of Additional Information (“SAI”) applicable to the Fund, each dated May 12, 2023

Important Notice to Investors

Effective September 6, 2023, Timothy J. Kang will no longer be a portfolio manager of the Fund and all references to Mr. Kang will be removed from the Fund’s Summary Prospectus, Statutory Prospectus and SAI.

There will be no change to the investment process for the Fund, which is team oriented, or to the other disclosures concerning the Fund, including fees, expenses, investment objective, strategies and risks, as a result of Mr. Kang ceasing to serve as a portfolio manager of the Fund.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VAST 8079 AlphaSimplex Global Alternatives Fund PM Change (9/2023)